UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2010

MoSys, Inc.

(Exact name of registrant as specified in its charter)

000-32929

(Commission File Number)

Delaware	77-0291941
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

3301 Olcott Street

Santa Clara, California 95054

(Address of principal executive offices, with zip code)

(408) 418-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On December 6, 2010, MoSys, Inc. (“MoSys”) entered into purchase agreements with a small number of investors providing for the sale and issuance by MoSys to the investors of a total of 4,450,000 shares of common stock, par value $0.01 per share (“Common Stock”) at a price of $4.00 per share.  In addition, Leonard Perham, the chief executive officer and a director of MoSys, and Carl Berg, a director of MoSys, have entered into purchase agreements with MoSys to purchase 275,000 and 230,000 shares of Common Stock, respectively, at the closing market price on December 6, 2010 of $4.38 per share.  The sale of shares to all purchasers is expected to close on December 10, 2010. A copy of the form of purchase agreement entered into between MoSys and each purchaser is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

MoSys expects to receive aggregate net proceeds of approximately $19.9 million from the sale of the shares, after deducting estimated offering expenses of approximately $125,000. MoSys intends to use the net proceeds for general corporate purposes.

MoSys is offering and selling the shares pursuant to a prospectus supplement, dated as of December 6, 2010, and an accompanying prospectus, dated as of November 3, 2010 (collectively, the “Prospectus”). The Prospectus forms part of a shelf registration statement on Form S-3 (333-170327) declared effective by the Securities and Exchange Commission (the “SEC”) on November 12, 2010.  MoSys filed the Prospectus with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on December 7, 2010.

On December 7, 2010, MoSys issued a press release announcing the offering, the text of which is filed with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference. A copy of the legal opinion of Bingham McCutchen LLP relating to the legality of the sale and issuance of the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.

MoSys did not use a placement agent or underwriter in connection with the offering.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

5.1	Opinion of Bingham McCutchen LLP.

10.1	Form of Purchase Agreement dated December 6, 2010 between MoSys and the Purchasers.

23.1	Consent of Bingham McCutchen LLP (included as part of Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-170327).

99.2	Press Release dated December 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSYS, INC.

Date: December 7, 2010	By:	/s/ Leonard Perham
Leonard Perham
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Bingham McCutchen LLP.

10.1	Form of Purchase Agreement dated December 6, 2010 between MoSys and the Purchasers.

23.1	Consent of Bingham McCutchen LLP (included as part of Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-170327).

99.2	Press Release dated December 7, 2010.